UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2017

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32663	86-0812139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20880 Stone Oak Pkwy

San Antonio, Texas 78258

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 832-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendments to Intercompany Notes

On November 29, 2017, Clear Channel Outdoor Holdings, Inc. (the “Company”) and iHeartCommunications, Inc., an indirect parent of the Company, amended (the “Third Amendment”) that certain Revolving Promissory Note dated November 10, 2005 (as previously amended by the first amendment entered into on December 23, 2009 and the second amendment entered into on October 23, 2013, the “iHeartCommunications Intercompany Note”), between iHeartCommunications, Inc., as maker, and the Company, as payee. The Third Amendment (i) extends the maturity of the iHeartCommunications Intercompany Note from December 15, 2017 to May 15, 2019 and (ii) amends the interest rate on the iHeartCommunications Intercompany Note to be equal to 9.3% per annum, except that if the outstanding balance due under the iHeartCommunications Intercompany Note exceeds $1.0 billion and under certain other circumstances tied to iHeartCommunications’ liquidity, the interest rate will be variable but will in no event be less than 6.5% nor greater than 20%. As of the date of the Third Amendment, the interest rate on $1.0 billion principal amount of the iHeartCommunications Intercompany Note was 9.3% per annum and the interest rate on the balance of the iHeartCommunications Intercompany Note that exceeded $1.0 billion was 20%.

On November 29, 2017, the Company and iHeartCommunications, Inc. also amended (the “Second Amendment”) that certain Revolving Promissory Note dated November 10, 2005 (as previously amended by the first amendment entered into on December 23, 2009, the “CCOH Intercompany Note”), between the Company, as maker, and iHeartCommunications, Inc., as payee. The Second Amendment extends the maturity of the CCOH Intercompany Note from December 15, 2017 to May 15, 2019. As of the date of the Second Amendment, there were no amounts outstanding under the CCOH Intercompany Note.

The iHeartCommunications Intercompany Note and the CCOH Intercompany Note represent the net amounts due to or from the Company in connection with the day-to-day cash management services provided by iHeartCommunications, Inc. to the Company.

The foregoing is only a summary of the material terms of the Third Amendment and Second Amendment and does not purport to be complete, and is qualified in its entirety by reference to the Third Amendment and Second Amendment, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Third Amendment, dated November 29, 2017, to the Revolving Promissory Note dated November 10, 2005, by iHeartCommunications, Inc., as maker, and Clear Channel Outdoor Holdings, Inc., as payee (incorporated by reference to Exhibit 10.2 to iHeartCommunications, Inc.’s Current Report on Form 8-K filed December 1, 2017).

10.2	Second Amendment, dated November 29, 2017, to the Revolving Promissory Note dated November 10, 2005, by Clear Channel Outdoor Holdings, Inc., as maker, and iHeartCommunications, Inc., as payee (incorporated by reference to Exhibit 10.3 to iHeartCommunications, Inc.’s Current Report on Form 8-K filed December 1, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: December 1, 2017	By:	/s/ Lauren E. Dean
Lauren E. Dean
Vice President, Associate General Counsel and Assistant Secretary

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